UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

MOLSON COORS BEVERAGE COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030 NH353 Golden, Colorado 80401
1555 Notre Dame Street East, Montréal, Quebec, Canada H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 7.01    Regulation FD Disclosure.
On March 27, 2020, Molson Coors Beverage Company (the “Company”) announced that it is withdrawing, in its entirety, its financial outlook for 2020 and beyond that the Company previously provided on February 12, 2020 due to uncertainty regarding the impact of COVID-19 pandemic.
Attached as Exhibit 99.1 is a copy of a news release of the Company, dated March 27, 2020, relating to the withdrawal of guidance.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01    Other Events.
Also, in light of the rapidly evolving COVID-19 pandemic, the Company is also filing this Current Report on Form 8-K to supplement the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The following risk factor disclosure should be read in conjunction with the risk factors described in the Annual Report on Form 10-K, which may be further impacted by the COVID-19 pandemic.
The novel coronavirus (COVID-19) pandemic, efforts to mitigate or disrupt the pandemic and related weak, or weakening of, economic or other negative conditions, may disrupt our business, which could have a material adverse effect on our operations, liquidity, financial condition and financial results.
Our business could be materially and adversely affected by the COVID-19 pandemic and related weak, or weakening of, economic or other negative conditions, particularly in regions where we derive a significant amount of our revenue or profit or where our suppliers and business partners are located, including, in North America and Europe. Specifically, as of the date of this Current Report on Form 8-K, the COVID-19 pandemic may cause a disruption to our business and potential associated financial impacts include, but are not limited to, lower net sales in markets affected by the pandemic, including potential material shifts in, and impacts to, demand, the delay of, and potential increased costs related to, inventory production and fulfillment, potentially impacting net sales and cost of goods globally and potential incremental costs associated with mitigating the effects of the pandemic, including increased freight and logistics costs and other expenses. The COVID-19 pandemic is ongoing, and its dynamic nature, including uncertainties relating to the ultimate spread of the virus, the severity of the disease, the duration of the pandemic and related prolonged weakening of economic or other negative conditions, such as a recession or slowed economic growth in our markets, and actions that may be taken by governmental authorities to contain the pandemic or to mitigate its impact, makes it difficult to forecast any effects on our results of operations for 2020 and in subsequent years. However, as of the date of this Current Report on Form 8-K, we expect our results of operations for 2020 to be significantly affected.
Specifically, difficult macroeconomic conditions in our markets, such as decreases in per capita income and level of disposable income, increased and prolonged unemployment or a decline in consumer confidence as a result of the COVID-19 pandemic, as well as limited or significantly reduced points of access of our product, could have a material adverse effect on the demand for our products. Under difficult economic conditions, consumers may seek to reduce discretionary spending by forgoing purchases of our products or by shifting away from our above-premium products to lower-priced products offered by us or other companies, negatively impacting our net sales and margins. Softer consumer demand for our products, particularly in the U.S., could reduce our profitability and could negatively affect our overall financial performance. A significant portion of our consolidated net sales revenues are concentrated in the U.S. and Europe, where the COVID-19 impacts have been significant. Therefore, unfavorable macroeconomic conditions, in the U.S. and Europe, including as a result of COVID-19 and any resulting recession or slowed economic growth, could have an outsized negative impact on us. In addition, difficult economic conditions may have a negative impact on our ability to access capital markets and other funding sources, on acceptable terms or at all, should we seek future financing.
In addition, the COVID-19 pandemic and related efforts to mitigate its spread, have impacted, and may continue to impact for the foreseeable future, customer traffic to our on-premise customers, which includes bars, restaurants and sporting, festival and other large venues. Recently, many governmental entities in the U.S. and Europe have required that bars and restaurants close or cease sit-down service, which has negatively impacted and will continue to negatively impact on-premise sales of our beverages and incur costs to repurchase products that on-premise accounts or distributors were unable or prohibited from selling as a result of the governmental regulations. Other restaurants and bars have also implemented closures and/or modified their hours, either voluntarily or as a result of governmental orders or quarantines. We expect that such closures may increase as COVID-19 continues to spread globally. In addition, sporting events, festivals and other large public gatherings where our products are served have been cancelled throughout North America and Europe. Additionally, these and other governmental or societal impositions of restrictions on public gatherings, especially if prolonged in nature, will have adverse effects on on-premise traffic and, in turn, our business. Even if such measures are not implemented and COVID-19 does not spread more significantly, the perceived risk of infection or health risk may adversely affect traffic to our on-premise customers and, in turn, may have a material adverse effect on our business, liquidity, financial condition and results of operations, particularly if any self-imposed or governmental changes are in place for a significant amount of time.

Moreover, our operations could be disrupted by our employees or employees of our business partners being diagnosed with COVID-19 or were suspected of having COVID-19 or other illnesses since this could require us or our business partners to quarantine some or all such employees or close and disinfect our or their facilities. If a significant percentage of our workforce or the workforce of our business partners are unable to work or if we or our business partners are required to close our or their production facilities, including because of illness or travel or government restrictions in connection with the COVID-19 pandemic, our operations, including manufacturing and distribution capabilities, may be negatively impacted, potentially materially adversely affecting our business, liquidity, financial condition or results of operations.
Item 9.01.    Financial Statements and Exhibits.
(d)  Exhibits.
Exhibit No.	Description
99.1	News Release of Molson Coors Beverage Company, dated March 27, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MOLSON COORS BEVERAGE COMPANY

Date:	March 27, 2020	By:	/s/ E. Lee Reichert
E. Lee Reichert
Chief Legal and Government Affairs Officer and Secretary